UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC 20549

FORM 8‑K/A

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 18, 2016

Differential Brands Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

1231 South Gerhart Avenue, Commerce, California	90022
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Differential Brands Group Inc. (the “Company”) filed with the Securities and Exchange Commission on July 19, 2016 (the “Initial Form 8-K”), which described, among other matters, the Company’s completion of the acquisition of all the outstanding share capital of SWIMS AS (“SWIMS”), a Norwegian private limited company known for its range of fashion-forward, water-resistant footwear and sportswear.

This Amendment No. 1 amends and supplements the Initial Form 8-K to address the financial statements of SWIMS and pro forma financial information which were not included in the Initial Form 8-K, but are addressed in Amendment No. 1 under Item 9.01.  No other amendments to the Initial Form 8-K are being made by this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Pursuant to Item 9.01(a) of Form 8-K and Rule 8-04(b) of Regulation S-X, the Company is not required to file financial statements of SWIMS.

(b)	Pro Forma financial information

Pursuant to Item 9.01(b) of Form 8-K and Rule 8-05 of Regulation S-X, the Company is not required to file pro forma financial information in connection with the acquisition of SWIMS.

(d)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIFFERENTIAL BRANDS GROUP INC.

Date: September 27, 2016	By:	/s/ Hamish Sandhu
Hamish Sandhu
Chief Financial Officer